LAUDUS TRUST

(the “Trust”)

Laudus Growth Investors U.S. Large Cap Growth Fund

(the “Fund”)

Supplement dated November 13, 2012 to the

Summary Prospectus and Statutory Prospectus,

each dated July 29, 2012

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and should be read in conjunction with the Summary Prospectus and Statutory Prospectus

Effective November 12, 2012, Paul A. Graham, Saverio (Sam) Console and Peter J. Bye replaced Lawrence Kemp as portfolio manager of the Fund. Mr. Graham, Mr. Console and Mr. Bye are co-portfolio managers of the Fund. Accordingly, the following changes are made to the Summary Prospectus and Statutory Prospectus:

The “Portfolio manager” section on page 3 of the Summary Prospectus and Page 3 of the Statutory Prospectus is deleted and replaced in its entirety with the following:

Portfolio managers

Paul A. Graham, Managing Director of UBS Global AM, has been a co-portfolio manager of the fund since November 12, 2012.

Saverio (Sam) Console, Executive Director of UBS Global AM, has been co-portfolio manager of the fund since November 12, 2012.

Peter J. Bye, Executive Director of UBS Global AM, has been co-portfolio manager of the fund since November 12, 2012.

Paragraphs 9 and 10 of the “Management of the fund” section on Page 8 of the Statutory Prospectus is deleted and replaced in its entirety with the following:

Paul A. Graham is responsible for the day-to-day co-management of the fund. Mr. Graham, as co-portfolio manager of the fund, is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Graham joined UBS in 1994 and is currently a Managing Director of UBS Global AM. Mr. Graham has overall responsibility for all aspects of growth investing strategies at UBS Global AM.

Saverio (Sam) Console is responsible for the day-to-day co-management of the fund. Mr. Console, as co-portfolio manager of the fund, is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Console joined UBS in 1997 and is currently an Executive Director of UBS Global AM. Prior to assuming his role on the U.S. Large Cap Growth Equity portfolio construction team in 2005, he was responsible for providing research and analytical support, including database management, development of valuation models and creation of trade communications systems for the Growth Investors group.

Peter J. Bye is responsible for the day-to-day co-management of the fund. Mr. Bye, as co-portfolio manager of the fund, is responsible for managing the portfolio and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Bye is an Executive Director of UBS Global AM. Prior to joining UBS in 2010, Mr. Bye worked for 12 years in equity research covering healthcare sectors at Cowen & Co., Citigroup, Wachovia and most recently Jefferies and Co.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the Statement of Additional Information (SAI).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG70801-00 (11/12) © 2012 All Rights Reserved